                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event report)       March 16, 1998
                                                           --------------

      The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of May 31, 1997 providing for the issuance of TMS Asset Backed Certificates, Series 1997-B) and each of the Originators listed on Schedule A attached hereto.

                             The Money Store, Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)



      New Jersey                33-58128-35           upper tier    68-039-8956
      ----------                -----------           -------------------------
                                                      lower tier    91-186-4387
                                                      -------------------------
      (State or other           (Commission           (IRS Employer
      jurisdiction of           File Number)          ID Number)
      incorporation)


      2840 Morris Avenue, Union, New Jersey     07083
      -----------------------------------------------
      (Address of principal executive officer)


      Registrant's Telephone Number,
      including area code:                            (908) 686-2000
                                                      --------------

                                    n/a
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

      Item 5          Other Events
                      ------------

           Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the March 16, 1998 Remittance Date.


      Item 7          Financial Statements and Exhibits
                      ---------------------------------

           The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                 SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                      THE MONEY STORE INC.

                                                      By: /s/ Harry Puglisi
                                                      ---------------------
                                                         Harry Puglisi
                                                           Treasurer




               Dated: 03/31/98

                                  Schedule A

                              List of Originators
                              -------------------

                                    1997-B
                                    ------



                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

         IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
            AGREEMENT DATED AS OF MAY 31,1997, THE MONEY STORE INC.
         REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-B
                  FOR THE MARCH 11, 1998 DETERMINATION DATE.

                                                                                    POOL I             POOL II        POOL III

1.  AGGREGATE AMOUNT RECEIVED (5.03 b)                                           $14,928,846.89    $14,419,752.75    $83,406.61
     ADJ : RECALCULATION                                                                   0.00              0.00          0.00
                                                                                 ----------------------------------------------
                                                                                  14,928,846.89     14,419,752.75     83,406.61


    LESS: SERVICE FEE (7.03 & 5.04)                                                   95,777.17         68,807.69      1,678.91
               CONTINGENCY FEE (7.03 & 5.04)                                          95,777.17         68,807.69      1,678.91
               OTHER SERVICER FEES (Late Charges / Escrow) (7.03 & 5.04)             125,486.72         87,772.35         41.89
               UNREIMBURSED MONTHLY ADVANCES (5.04 b)                                      0.00              0.00          0.00
                                                                                 ----------------------------------------------
                                                                                     317,041.06        225,387.73      3,399.71

    PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
                    COMPENSATING INTEREST (6.12)                                      83,918.13              0.00          0.00
               PRE-FUNDING ACCOUNT TRANSFER (6.02)                                         0.00              0.00          0.00
               CAPITALIZED INTEREST ACCOUNT TRANSFER (6.02)                                0.00              0.00          0.00
                                                                                 ----------------------------------------------

                                                                                      83,918.13              0.00          0.00

    LESS: EXCESS SPREAD (I-19)                                                     1,824,807.34      1,394,676.71     22,804.88
               SUBORDINATION REDUCTION AMOUNT (I-56)                                       0.00              0.00          0.00

                                                                                -----------------------------------------------

                                                                                   1,824,807.34      1,394,676.71     22,804.88
                                                                                ------------------------------------------------
     AVAILABLE REMITTANCE AMOUNT                                                  12,870,916.62     12,799,688.31     57,202.02
                                                                                ================================================


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED                                                      5,506,917.73
             IN PRIOR SERVICER'S CERTIFICATE

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED                                                     84,500,000.00
             IN PRIOR SERVICER'S CERTIFICATE

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED                                                    105,400,000.00
             IN PRIOR SERVICER'S CERTIFICATE

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED                                                     57,500,000.00
             IN PRIOR SERVICER'S CERTIFICATE

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED                                                     52,800,000.00
             IN PRIOR SERVICER'S CERTIFICATE

    (F) CLASS A-6 PRINCIPAL BALANCE AS REPORTED                                                     49,000,000.00
             IN PRIOR SERVICER'S CERTIFICATE

    (G) CLASS A-7 PRINCIPAL BALANCE AS REPORTED                                                     65,300,000.00
             IN PRIOR SERVICER'S CERTIFICATE


    (H) CLASS A-8 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                   55,000,000.00

    (I) CLASS A-9 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                  197,668,537.58

    (J) CLASS A-10 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                  140,000,000.00

    (K) CLASS A-11 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                    7,783,903.74

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
    CLASS A-1                                                   5,506,917.73
    CLASS A-2                                                   6,287,736.99
    CLASS A-3                                                           0.00
    CLASS A-4                                                           0.00
    CLASS A-5                                                           0.00
    CLASS A-6                                                           0.00
    CLASS A-7                                                           0.00
    CLASS A-8                                                           0.00

   TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT:                 11,794,654.72

    CLASS A-9                                                  12,818,184.22
    CLASS A-10                                                          0.00

   TOTAL POOL II PRINCIPAL DISTRIBUTION AMOUNT:                12,818,184.22

    CLASS A-11                                                     76,835.29

   TOTAL POOL III PRINCIPAL DISTRIBUTION AMOUNT:                  76,835.29

4. TOTAL AMOUNT OF POOL I, II & III
     INSURED PAYMENTS                                                   0.00

5. (A) SUBORDINATED AMOUNT
                  POOL I                                       12,570,273.92
                  POOL II                                       9,031,145.85
                  POOL III                                        213,761.21

   (B) SPECIFIED SUBORDINATED AMOUNT
                  POOL I                                       14,025,000.00
                  POOL II                                      15,375,000.00
                  POOL III                                      2,500,000.00

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD                        # ACCOUNTS              DOLLARS
                  POOL I                      209               9,044,948.98
                  POOL II                     115              10,452,975.16
                  POOL III                      0                       0.00


7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD
                  POOL I                                                               642,867.37
                  POOL II                                                              819,006.44
                  POOL III                                                                   0.00

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD
                  POOL I                                                               652,112.29
                  POOL II                                                              156,358.62
                  POOL III                                                               5,875.76

9.  AMOUNT OF INTEREST RECEIVED
                  POOL I                                                             4,463,431.53
                  POOL II                                                            2,903,640.18
                  POOL III                                                              76,805.31

10. (A)  AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
         INTEREST TO BE MADE ON THE DETERMINATION DATE
         TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)
                  POOL I                                                                83,918.13
                  POOL II                                                                    0.00
                  POOL III                                                                   0.00

    (B)  AMOUNT OF COMPENSATING INTEREST
                  POOL I                                                                   444.77
                  POOL II                                                                  778.32
                  POOL III                                                                   4.00

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12. THE AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD
                  POOL I                                                                47,984.58
                  POOL II                                                                1,816.47
                  POOL III                                                                   0.00

13. CLASS A-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                29,347.28
         (B) PRINCIPAL DISTRIBUTION AMOUNT                            5,506,917.73
         (C) CARRY FORWARD AMOUNT                                             0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                   0.00

         TOTAL CLASS A-1 REMITTANCE AMOUNT                                           5,536,265.01

      CLASS A-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                               452,075.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT                            6,287,736.99
         (C) CARRY FORWARD AMOUNT                                             0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                   0.00

         TOTAL CLASS A-2 REMITTANCE AMOUNT                                           6,739,811.99


      CLASS A-3 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT       572,673.33
         (B) PRINCIPAL DISTRIBUTION AMOUNT            0.00
         (C) CARRY FORWARD AMOUNT                     0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

         TOTAL CLASS A-3 REMITTANCE AMOUNT                     572,673.33

      CLASS A-4 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT       318,166.67
         (B) PRINCIPAL DISTRIBUTION AMOUNT            0.00
         (C) CARRY FORWARD AMOUNT                     0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

         TOTAL CLASS A-4 REMITTANCE AMOUNT                     318,166.67

      CLASS A-5 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT       300,300.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT            0.00
         (C) CARRY FORWARD AMOUNT                     0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

         TOTAL CLASS A-5 REMITTANCE AMOUNT                     300,300.00

      CLASS A-6 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT       282,975.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT            0.00
         (C) CARRY FORWARD AMOUNT                     0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

         TOTAL CLASS A-6 REMITTANCE AMOUNT                     282,975.00

      CLASS A-7 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT       395,337.08
         (B) PRINCIPAL DISTRIBUTION AMOUNT            0.00
         (C) CARRY FORWARD AMOUNT                     0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

         TOTAL CLASS A-7 REMITTANCE AMOUNT                     395,337.08

      CLASS A-8 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT       316,250.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT            0.00
         (C) CARRY FORWARD AMOUNT                     0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

         TOTAL CLASS A-8 REMITTANCE AMOUNT                     316,250.00


    POOL I REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT               2,667,124.37
         (B) PRINCIPAL DISTRIBUTION AMOUNT             11,794,654.72
         (C) CARRY FORWARD AMOUNT                               0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                     0.00

         TOTAL POOL I REMITTANCE AMOUNT                               14,461,779.09

      CLASS A-9 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                 848,739.28
         (B) PRINCIPAL DISTRIBUTION AMOUNT             12,818,184.22
         (C) CARRY FORWARD AMOUNT                               0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                     0.00

         TOTAL CLASS A-9 REMITTANCE AMOUNT                            13,666,923.50

      CLASS A-10 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                 590,100.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT                      0.00
         (C) CARRY FORWARD AMOUNT                               0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                     0.00

         TOTAL CLASS A-10 REMITTANCE AMOUNT                              590,100.00

    POOL II REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT               1,438,839.28
         (B) PRINCIPAL DISTRIBUTION AMOUNT             12,818,184.22
         (C) CARRY FORWARD AMOUNT                               0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                     0.00

         TOTAL POOL II REMITTANCE AMOUNT                              14,257,023.50

      CLASS A-11 (POOL III) REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                  46,573.69
         (B) PRINCIPAL DISTRIBUTION AMOUNT                 76,835.29
         (C) CARRY FORWARD AMOUNT                               0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                     0.00

         TOTAL POOL III REMITTANCE AMOUNT                                123,408.98

  14. (A) REIMBURSABLE AMOUNTS                                  0.00
      (B) CLASS X REMITTANCE AMOUNT PAYABLE PURSUANT
               TO SECTION 6.08(d) (iii) AND ( iv)
                  POOL I                                        0.00
                  POOL II                                       0.00
                  POOL III                                      0.00


    15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                          0.00

      (B) CLASS A-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                 78,212,263.01

      (C) CLASS A-3 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                105,400,000.00

      (D) CLASS A-4 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                 57,500,000.00

      (E) CLASS A-5 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                 52,800,000.00

      (F) CLASS A-6 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                 49,000,000.00

      (G) CLASS A-7 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                 65,300,000.00

      (H) CLASS A-8 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                 55,000,000.00

      (i) CLASS A-9 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                184,850,353.36

      (j) CLASS A-10 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                140,000,000.00


    (K) CLASS A-11 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                        7,707,068.45

    (L) TOTAL POOL I PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                      463,212,263.01

    (M) TOTAL POOL II PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                      324,850,353.36

    (N) TOTAL POOL III PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                        7,707,068.45

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL  I, II AND III)          100.00%

    (B) EXCESS SPREAD (POOL I)                                        1,824,807.34
        EXCESS SPREAD (POOL II)                                       1,394,676.71
        EXCESS SPREAD (POOL III)                                         22,804.88
        TOTAL EXCESS SPREAD (POOL I, II and III)                      3,242,288.94

    (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                                 0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL II                                0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL III                               0.00
        TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I, II and III               0.00

17. CUMULATIVE REALIZED LOSSES
                  POOL I                                                114,588.81
                  POOL II                                                21,659.06
                  POOL III                                                    0.00

18. (A) THE WEIGHTED AVERAGE MATURITY
                  POOL I                                                   274.361
                  POOL II                                                  349.472
                  POOL III                                                 317.770

    (B) THE WEIGHTED AVERAGE MORTGAGE
        INTEREST RATE
                  POOL I                                                    11.654%
                  POOL II                                                   10.564%
                  POOL III                                                  11.449%


19.   (A) SERVICING FEE FOR THE RELATED DUE PERIOD
                  POOL I                                                                             95,777.17
                  POOL II                                                                            68,807.69
                  POOL III                                                                            1,678.91

      (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
                  POOL I                                                                             95,777.17
                  POOL II                                                                            68,807.69
                  POOL III                                                                            1,678.91

      (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
                  POOL I                                                                             19,791.95
                  POOL II                                                                            14,069.52
                  POOL III                                                                              324.33

      (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT- MBIA
                  POOL I                                                                             35,626.00
                  POOL II                                                                            33,767.00
                  POOL III                                                                            3,568.00

      (F) CLASS A-11 AUCTION AGENT FEE                                                               20,737.50

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:                                                               POOL I        POOL II
           (A) SECTION 5.04 (b)                                                            0.00           0.00
           (B) SECTION 5.04 (c)                                                            0.00           0.00
           (C) SECTION 5.04 (d)(ii)                                                        0.00           0.00
           (D) SECTION 5.04 (e)                                                            0.00           0.00
           (E) SECTION 5.04 (f)(i)                                                   191,554.34     137,615.38

                                                                                       POOL III
           (A) SECTION 5.04 (b)                                                            0.00
           (B) SECTION 5.04 (c)                                                            0.00
           (C) SECTION 5.04 (d)(ii)                                                        0.00
           (D) SECTION 5.04 (e)                                                            0.00
           (E) SECTION 5.04 (f)(i)                                                     3,357.82

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                                    0.00     0.00000000
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                          80,500,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                           78,212,263.01     0.92558891
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                          84,500,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                          105,400,000.00     1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                         105,400,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                                           57,500,000.00     1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                                          57,500,000.00

    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE                                                 52,800,000.00     1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE                                                52,800,000.00

    CLASS A-6 POOL FACTOR (I-5):
    CURRENT CLASS A-6 PRINCIPAL BALANCE                                                 49,000,000.00     1.00000000
    ORIGINAL CLASS A-6 PRINCIPAL BALANCE                                                49,000,000.00

    CLASS A-7 POOL FACTOR (I-5):
    CURRENT CLASS A-7 PRINCIPAL BALANCE                                                 65,300,000.00     1.00000000
    ORIGINAL CLASS A-7 PRINCIPAL BALANCE                                                65,300,000.00

    CLASS A-8 POOL FACTOR (I-5):
    CURRENT CLASS A-8 PRINCIPAL BALANCE                                                 55,000,000.00     1.00000000
    ORIGINAL CLASS A-8 PRINCIPAL BALANCE                                                55,000,000.00

    POOL I FACTOR:
    CURRENT POOL I PRINCIPAL BALANCE                                                   463,212,263.01     0.84220411
    ORIGINAL POOL I PRINCIPAL BALANCE                                                  550,000,000.00

    CLASS A-9 POOL FACTOR:
    CURRENT CLASS A-10 PRINCIPAL BALANCE                                               184,850,353.36     0.68463094
    ORIGINAL CLASS A-10 PRINCIPAL BALANCE                                              270,000,000.00

    CLASS A-10 POOL FACTOR (I-5):
    CURRENT CLASS A-11 PRINCIPAL BALANCE                                               140,000,000.00     1.00000000
    ORIGINAL CLASS A-11 PRINCIPAL BALANCE                                              140,000,000.00

    POOL II FACTOR:
    CURRENT POOL II PRINCIPAL BALANCE                                                  324,850,353.36     0.79231794
    ORIGINAL POOL II PRINCIPAL BALANCE                                                 410,000,000.00

    CLASS A-11 (POOL III FACTOR (I-5):
    CURRENT CLASS A-12 PRINCIPAL BALANCE                                                 7,707,068.45     0.77070685
    ORIGINAL CLASS A-12 PRINCIPAL BALANCE                                               10,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
           POOL I                                                                                             11.654%
           POOL II                                                                                            10.564%
           POOL III                                                                                           11.449%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
           POOL I                                                                                             11.014%
           POOL II                                                                                             9.697%
           POOL III                                                                                           10.349%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-5,
           CLASS A-6, CLASS A-7, CLASS A-8 AND CLASS A-9 ADJUST MORTGAGE LOAN REMITTANCE                       6.886%
           RATE, CLASS A-10 AND CLASS A-11  ADJUSTED MORTGAGE LOAN REMITTANCE RATE                             5.935%
           CLASS A-12 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                   7.780%
                                                                                             -------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                                         12/31/97   01/31/98    02/28/98
                                                                                             -------------------------------
           POOL I                                                                              11.673%    11.662%     11.654%
           POOL II                                                                             10.477%    10.521%     10.564%
           POOL III                                                                            11.479%    11.449%     11.449%

   23. CLASS A-9  REMITTANCE RATE                                         5.72500%
       CLASS A-10  REMITTANCE RATE (BASED ON AUCTION RATE)                 5.6200%

       IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
       LIBOR PLUS MARGIN FOR  CLASS A-9                                  N/A
       AUCTION FEE FOR CLASS A-10                                        N/A

   24. (A) LIBOR RATE                                                     5.62500%
       (B) AUCTION RATE                                                     5.620%

   25. POOL II  NET FUNDS CAP (RATE)                                       10.049%
       CLASS A-9 NET FUNDS CAP                                               0.00
       CLASS A-10 NET FUNDS CAP                                              0.00

   26. CLASS A-9 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                0.00
       CLASS A-10 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER               0.00
                                                                             0.00
   27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
       INTEREST CARRYOVER                                                    0.00
       (B) LIBOR INTEREST CARRYOVER BALANCE                                  0.00

   28. OTHER INFORMATION
       SPREAD ACCOUNT BALANCES
              POOL I                                                         0.00
              POOL II                                                        0.00
              POOL III                                                       0.00

                             EXHIBIT O ( POOL I )
                 REMIC DELINQUENCIES AS OF -FEBRUARY 28, 1998

REMIC    OUTSTANDING           #
SERIES   DOLLARS               ACCOUNTS    RANGES                AMOUNT          NO       PCT
1997-B-I       $477,237,263.01    10819     1 TO 29 DAYS        77,754,835.54      1889   16.29%
                                           30 TO 59 DAYS        10,298,984.54       225    2.16%
                                           60 TO 89 DAYS         6,607,153.24       130    1.38%
                                           90 AND OVER           8,528,200.01       162    1.79%

                                           FORECLOSURE           5,972,537.29       111    1.25%
                                           REO PROPERTY            526,587.85         5    0.11%



                                           TOTALS             $109,688,298.47     2,522   22.98%
                                                              ==================================




                             EXHIBIT O ( POOL II )
                 REMIC DELINQUENCIES AS OF -FEBRUARY 28, 1998


REMIC    OUTSTANDING           #
SERIES   DOLLARS               ACCOUNTS    RANGES                AMOUNT          NO       PCT
1997-B-II      $335,271,343.21     4181     1 TO 29 DAYS        58,071,960.85       745   17.32%
                                           30 TO 59 DAYS         9,393,409.24       130    2.80%
                                           60 TO 89 DAYS         5,160,878.64        65    1.54%
                                           90 AND OVER           5,906,123.36        76    1.76%

                                           FORECLOSURE           6,129,479.53        73    1.83%
                                           REO PROPERTY            115,860.49         1    0.03%



                                           TOTALS              $84,777,712.11     1,090   25.29%
                                                               =================================


                                        EXHIBIT O ( POOL III )

                    REMIC DELINQUENCIES AS OF -FEBRUARY 28, 1998

REMIC     OUTSTANDING       #
SERIES    DOLLARS        ACCOUNTS       RANGES               AMOUNT          NO     PCT

1997-B-III  7,991,105.54       46        1 TO 29 DAYS            0.00         0    0.00%
                                        30 TO 59 DAYS            0.00         0    0.00%
                                        60 TO 89 DAYS            0.00         0    0.00%
                                        90 AND OVER        269,000.00         1    3.37%

                                        FORECLOSURE        273,000.00         1    3.42%
                                        REO PROPERTY             0.00         0    0.00%



                                        TOTALS            $542,000.00         2    6.78%
                                                          ==============================

1997-B

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 (or per $25,000 for Class A-10) original dollar amount as of the Cut-Off Date.

                                             POOL I

SUBCLAUSE           CLASS A-1    CLASS A-2      CLASS A-3      CLASS A-4
---------------------------------------------------------------------------

(ii)                    68.41       1,000.00       1,000.00       1,000.00

(vi)                    34.25          74.41           0.00           0.00

(vii)                    7.99           0.00           0.00           0.00

(viii)                   8.10           0.00           0.00           0.00

(xiii)     (a)           0.36           5.35           5.43           5.53
           (b)          68.41          74.41           0.00           0.00
           (c)           0.00           0.00           0.00           0.00
           (d)           0.00           0.00           0.00           0.00

(xv)                     0.00         925.59       1,000.00       1,000.00

(xxxvi)                  0.00           0.00           0.00           0.00



SUBCLAUSE         CLASS A-5      CLASS A-6     CLASS A-7      CLASS A-8
---------------------------------------------------------------------------
(ii)                 1,000.00       1,000.00       1,000.00       1,000.00

(vi)                     0.00           0.00           0.00           0.00

(vii)                    0.00           0.00           0.00           0.00

(viii)                   0.00           0.00           0.00           0.00

(xiii)     (a)           5.69           5.78           6.05           5.75
           (b)           0.00           0.00           0.00           0.00
           (c)           0.00           0.00           0.00           0.00
           (d)           0.00           0.00           0.00           0.00

(xv)                 1,000.00       1,000.00       1,000.00       1,000.00

(xxxvi)                  0.00           0.00           0.00           0.00


                   POOL II                                     POOL III

SUBCLAUSE         CLASS A-9     CLASS A-10                    CLASS A-11
---------------------------------------------               ---------------
(ii)                   732.11       2,500.00                        778.39

(vi)                     0.00           0.00                          0.07

(vii)                    0.58           0.00                          0.00

(viii)                   0.00           0.00                          0.59

(xiii)     (a)           3.14          10.54                          4.66
           (b)          47.47           0.00                          7.68
           (c)           0.00           0.00                          0.00
           (d)           0.00           0.00                          0.00

(xv)                   684.63       2,500.00                        770.71

(xxxvi)                  0.00           0.00                          0.00
